Exhibit 24


Power of Attorney


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.


/s/ F. Duane Ackerman                  April 18, 1997
F. Duane Ackerman                      Date
President and Chief Executive
Officer
Director
(Principal Executive Officer)


/s/ Ronald M. Dykes                    April 18, 1997
Ronald M. Dykes                        Date
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

/s/ W. Patrick Shannon                 April 18, 1997
W. Patrick Shannon                     Date
Vice President and Controller
(Principal Accounting Officer)

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.


/s/ Reuben V. Anderson                 April 18, 1997
Reuben V. Anderson                     Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.


/s/ James H. Blanchard                 April 21, 1997
James H. Blanchard                     Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ John L. Clendenin                  April 18, 1997
John L. Clendenin                      Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ Armando M. Codina                  April 21, 1997
Armando M. Codina                      Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ Marshall M. Criser                 April 18, 1997
Marshall M. Criser                     Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ Phyllis Burke Davis                April 19, 1997
Phyllis Burke Davis                    Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ John G. Medlin, Jr.                April 21, 1997
John G. Medlin, Jr.                    Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ Robin B. Smith                     April 18, 1997
Robin B. Smith                         Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ C. Dixon Spangler, Jr.             April 18, 1997
C. Dixon Spangler, Jr.                 Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ Ronald A. Terry                    April 21, 1997
Ronald A. Terry                        Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ Thomas R. Williams                 April 19, 1997
Thomas R. Williams                     Date

Power of Attorney



KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to provide for registration of common stock of the Company in connection with the acquisition of Wireless Cable of Atlanta, Inc. (the "Transaction").

NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, and thereafter to execute and file such additional or amended registration statement or statements and/or a post-effective amendment or amendments and an amended prospectus or prospectuses or amendments or supplements thereto, to register or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises in connection with the transaction as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ J. Tylee Wilson                    April 18, 1997
J. Tylee Wilson                        Date